CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-6

DERIVED INFORMATION 7/27/05

[$563,500,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$790,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Silent Second

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 8/01/05 cutoff date.  Approximately 36.1% of the mortgage loans do not provide for any payments of principal in the first two, three, five,  or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	1,508
Total Outstanding Loan Balance	$253,404,919*	Min	Max
Average Loan Current Balance	$168,040	$47,432	$975,000
Weighted Average Original LTV	80.2%
Weighted Average Coupon	6.82%	4.63%	10.87%
Arm Weighted Average Coupon	6.80%
Fixed Weighted Average Coupon	7.10%
Weighted Average Margin	5.88%	2.75%	8.89%
Weighted Average FICO (Non-Zero)	653
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	93.8%
% Fixed	6.2%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$253,600,000] of the total [$800,000,100] deal collateral will consist of loans with silent seconds

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.63 - 5.00	2	609,761	0.2	4.82	80.0	696
5.01 - 5.50	37	6,941,211	2.7	5.36	79.8	684
5.51 - 6.00	161	34,460,983	13.6	5.82	79.8	670
6.01 - 6.50	306	56,786,139	22.4	6.31	79.6	663
6.51 - 7.00	455	74,604,748	29.4	6.78	79.9	651
7.01 - 7.50	227	35,722,779	14.1	7.26	80.5	649
7.51 - 8.00	141	21,094,253	8.3	7.74	80.7	646
8.01 - 8.50	78	11,166,276	4.4	8.29	79.9	627
8.51 - 9.00	69	8,844,010	3.5	8.75	83.2	616
9.01 - 9.50	19	2,041,479	0.8	9.20	86.4	586
9.51 - 10.00	11	1,007,695	0.4	9.80	88.2	564
10.01 - 10.50	1	65,473	0.0	10.29	86.8	587
10.51 - 10.87	1	60,112	0.0	10.87	75.0	482
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
431 - 450	1	47,616	0.0	9.88	75.0	431
476 - 500	1	60,112	0.0	10.87	75.0	482
501 - 525	2	368,908	0.1	8.22	78.8	508
526 - 550	4	356,751	0.1	9.01	86.7	546
551 - 575	23	2,714,291	1.1	8.55	84.1	566
576 - 600	223	27,670,776	10.9	7.29	82.4	588
601 - 625	329	46,976,072	18.5	7.06	79.8	613
626 - 650	303	51,256,544	20.2	6.77	79.9	638
651 - 675	266	49,719,949	19.6	6.58	79.9	663
676 - 700	167	34,736,109	13.7	6.57	79.8	687
701 - 725	84	17,881,337	7.1	6.57	79.5	712
726 - 750	65	12,653,922	5.0	6.60	79.8	737
751 - 775	29	7,109,156	2.8	6.47	80.0	762
776 - 800	9	1,596,784	0.6	7.00	81.0	785
801 - 805	2	256,594	0.1	6.77	80.0	804
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
47,432 - 50,000	7	337,823	0.1	7.93	76.4	575
50,001 - 100,000	375	30,017,211	11.8	7.20	80.9	629
100,001 - 150,000	486	60,248,487	23.8	7.01	80.7	636
150,001 - 200,000	243	42,056,084	16.6	6.75	80.1	654
200,001 - 250,000	156	35,101,757	13.9	6.77	80.3	658
250,001 - 300,000	91	25,109,732	9.9	6.65	80.1	670
300,001 - 350,000	43	13,875,608	5.5	6.55	80.0	675
350,001 - 400,000	53	19,995,104	7.9	6.50	79.3	670
400,001 - 450,000	21	8,977,385	3.5	6.37	80.0	672
450,001 - 500,000	23	11,035,678	4.4	6.69	79.2	676
500,001 - 550,000	2	1,050,060	0.4	7.68	80.0	638
550,001 - 600,000	2	1,159,783	0.5	7.22	80.0	710
600,001 - 750,000	4	2,632,209	1.0	6.80	80.0	672
800,001 - 850,000	1	833,000	0.3	6.70	70.0	688
950,001 - 975,000	1	975,000	0.4	6.05	67.2	644
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
38.750 - 50.000	1	61,809	0.0	5.88	38.8	736
55.001 - 60.000	3	488,479	0.2	6.85	59.3	583
60.001 - 65.000	2	787,757	0.3	7.75	63.5	618
65.001 - 70.000	9	2,998,543	1.2	6.73	68.5	656
70.001 - 75.000	10	1,269,289	0.5	6.76	74.8	642
75.001 - 80.000	1,361	233,900,193	92.3	6.73	80.0	657
80.001 - 85.000	35	3,846,548	1.5	8.32	84.2	594
85.001 - 90.000	84	9,370,158	3.7	8.11	89.8	597
90.001 - 95.000	3	682,143	0.3	8.54	95.0	587
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	213	34,858,460	13.8	7.17	79.9	655
0.50	5	409,928	0.2	7.72	80.0	597
1.00	43	10,202,365	4.0	6.96	78.4	674
2.00	986	169,144,561	66.7	6.76	80.3	652
2.50	1	158,227	0.1	9.22	90.0	576
3.00	258	38,396,395	15.2	6.70	80.3	650
5.00	2	234,983	0.1	6.39	80.0	608
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	871	128,495,309	50.7	6.67	80.5	638
Reduced	394	75,308,506	29.7	6.99	79.9	667
No Income/ No Asset	2	280,933	0.1	7.46	78.4	654
Stated Income / Stated Assets	241	49,320,173	19.5	6.93	79.9	673
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,474	247,269,769	97.6	6.80	80.2	652
Second Home	4	1,481,410	0.6	7.35	80.0	683
Investor	30	4,653,740	1.8	7.57	79.5	717
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	200	60,773,239	24.0	6.35	79.7	675
Florida	180	32,617,113	12.9	6.94	80.5	665
Arizona	92	14,406,678	5.7	6.75	80.0	647
Nevada	55	12,801,770	5.1	7.09	79.7	660
Washington	58	9,648,661	3.8	6.79	79.8	665
Colorado	51	8,711,745	3.4	6.73	80.3	643
Texas	75	8,381,714	3.3	7.52	83.6	615
Michigan	73	8,374,175	3.3	7.23	80.1	629
Georgia	50	7,450,158	2.9	7.24	80.3	650
Tennessee	67	6,960,828	2.7	7.09	80.6	625
Oregon	43	6,757,342	2.7	6.50	80.0	670
North Carolina	50	5,678,869	2.2	7.14	81.0	622
New York	22	5,417,559	2.1	6.91	79.1	660
Ohio	53	5,386,957	2.1	7.01	80.8	619
Virginia	27	5,038,156	2.0	7.06	79.3	633
Other	412	54,999,956	21.7	6.91	80.2	641
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,249	208,299,080	82.2	6.84	80.4	656
Refinance - Rate Term	88	12,787,774	5.0	6.63	79.7	639
Refinance - Cashout	171	32,318,065	12.8	6.71	78.7	643
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,284	221,056,117	87.2	6.83	80.2	652
Arm 3/27	86	15,303,799	6.0	6.27	79.7	660
Arm 5/25	10	1,411,804	0.6	6.43	80.0	676
Fixed - Balloon 15/30	1	77,064	0.0	6.64	80.0	617
Fixed Rate	127	15,556,135	6.1	7.10	80.4	655
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,242	200,750,349	79.2	6.84	80.3	650
PUD	139	28,264,432	11.2	6.72	79.6	659
Condo	87	14,698,683	5.8	6.64	79.5	668
3-4 Family	16	4,922,518	1.9	6.81	79.6	702
2 Family	24	4,768,937	1.9	6.96	79.2	680
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.00	41	8,164,390	3.4	6.55	80.0	676
4.01 - 4.50	48	6,445,609	2.7	6.08	81.3	657
4.51 - 5.00	129	21,656,486	9.1	6.15	80.5	666
5.01 - 5.50	237	42,544,567	17.9	6.46	80.4	663
5.51 - 6.00	331	62,102,391	26.1	6.56	79.9	654
6.01 - 6.50	246	43,299,009	18.2	6.83	80.0	646
6.51 - 7.00	195	30,201,422	12.7	7.31	80.4	644
7.01 - 7.50	93	14,162,962	6.0	7.97	79.5	639
7.51 - 8.00	36	6,395,775	2.7	8.39	79.9	645
8.01 - 8.50	17	2,058,985	0.9	8.82	81.2	610
8.51 - 8.89	7	740,124	0.3	9.23	81.8	594
Total:	1,380	237,771,721	100.0	6.80	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	3	156,851	0.1	10.18	73.8	480
13 - 15	1	183,960	0.1	5.64	80.0	651
16 - 18	9	2,025,565	0.9	6.32	81.1	657
19 - 21	247	40,297,773	16.9	6.64	79.8	658
22 - 24	1,024	178,391,969	75.0	6.88	80.3	651
28 - 30	1	310,535	0.1	5.00	80.0	708
31 - 33	28	5,038,090	2.1	6.15	80.1	672
34 - 36	57	9,955,174	4.2	6.38	79.5	653
37 - 59	10	1,411,804	0.6	6.43	80.0	676
Total:	1,380	237,771,721	100.0	6.80	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
9.35 - 9.50	1	128,680	0.1	6.35	80.0	670
9.51 - 11.50	90	18,274,348	7.7	6.13	79.5	677
11.51 - 12.00	152	30,724,188	12.9	6.00	79.9	673
12.01 - 12.50	190	36,649,868	15.4	6.30	79.5	665
12.51 - 13.00	231	42,120,948	17.7	6.68	79.8	651
13.01 - 13.50	139	23,749,059	10.0	6.71	80.0	643
13.51 - 14.00	219	35,694,763	15.0	6.96	80.2	649
14.01 - 14.50	154	23,520,859	9.9	7.41	80.5	652
14.51 - 15.00	78	11,416,506	4.8	7.88	81.0	640
15.01 - 15.50	49	6,824,799	2.9	8.34	80.9	612
15.51 - 16.00	50	5,885,322	2.5	8.76	84.0	593
16.01 - 16.50	16	1,802,334	0.8	9.20	86.0	587
16.51 - 17.00	10	919,935	0.4	9.79	88.1	565
17.51 - 17.87	1	60,112	0.0	10.87	75.0	482
Total:	1,380	237,771,721	100.0	6.80	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.75 - 4.50	1	208,000	0.1	6.38	80.0	638
4.51 - 5.50	49	9,705,264	4.1	5.53	79.8	683
5.51 - 6.00	177	37,328,146	15.7	5.93	79.9	669
6.01 - 6.50	289	53,941,512	22.7	6.35	79.6	661
6.51 - 7.00	402	67,658,430	28.5	6.79	79.9	650
7.01 - 7.50	188	30,489,442	12.8	7.27	80.4	649
7.51 - 8.00	113	17,363,016	7.3	7.73	80.7	648
8.01 - 8.50	72	10,136,295	4.3	8.28	80.6	628
8.51 - 9.00	58	7,832,331	3.3	8.74	82.7	613
9.01 - 9.50	19	2,041,479	0.9	9.20	86.4	586
9.51 - 10.00	11	1,007,695	0.4	9.80	88.2	564
10.51 - 10.87	1	60,112	0.0	10.87	75.0	482
Total:	1,380	237,771,721	100.0	6.80	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	191,858	0.1	6.50	80.0	636
1.50	53	13,121,717	5.5	6.42	80.2	655
2.00	321	44,319,445	18.6	7.12	80.0	630
3.00	982	175,792,877	73.9	6.73	80.2	659
5.00	6	910,117	0.4	6.17	80.0	691
7.00	17	3,435,708	1.4	7.47	80.0	654
Total:	1,380	237,771,721	100.0	6.80	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,191	208,380,058	87.6	6.73	79.8	656
1.50	181	27,919,973	11.7	7.29	82.8	629
2.00	8	1,471,690	0.6	7.47	75.1	647
Total:	1,380	237,771,721	100.0	6.80	80.2	653

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	1,117	161,911,419	63.9	6.92	80.4	646
24	52	15,077,278	5.9	6.56	80.0	678
36	11	2,637,124	1.0	6.27	78.7	656
60	313	70,979,698	28.0	6.65	79.8	664
120	15	2,799,400	1.1	6.86	79.1	679
Total:	1,508	253,404,919	100.0	6.82	80.2	653

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
DTI	Loans	Balance	Balance	%	%	FICO
<= 0.00	7	914589	0.4	7.07	78.9	616
5.01 - 10.00	1	114221	0.0	7.24	80.0	623
10.01 - 15.00	4	1070040	0.4	6.29	80.0	658
15.01 - 20.00	14	2864979	1.1	6.84	77.5	680
20.01 - 25.00	44	5789252	2.3	6.68	78.7	651
25.01 - 30.00	73	9230939	3.6	6.97	79.7	645
30.01 - 35.00	155	24927895	9.8	6.70	80.2	660
35.01 - 40.00	253	38260859	15.1	6.95	80.6	654
40.01 - 45.00	414	75530384	29.8	6.82	80.2	656
45.01 - 50.00	520	90713600	35.8	6.79	80.2	649
50.01 - 55.00	21	3640162	1.4	6.61	79.9	665
55.01 - 60.00	2	348000	0.1	6.94	80.0	658
Total:	1508	253404919	100.0	6.82	80.2	653